UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2005

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478650

1-7310	Michigan Consolidated Gas Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478040
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release, dated November 3, 2005
Press Release, dated November 8, 2005

Item 7.01.	Regulation FD Disclosure.
On November 3, 2005, DTE Energy Company (“DTE Energy”) issued a press release in which it announced Gerard M. Anderson, president of DTE Energy, will speak at the Edison Electric Institute’s 40th Annual Financial Conference in Hollywood, Fla., at approximately 10:30 a.m. EST Tuesday, November 8. For additional information, please see DTE Energy’s press release dated November 3, 2005, attached as Exhibit 99.1. A copy of the slide presentation is furnished as Exhibit 99.2 to this report.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(c)   Exhibits
99.1	Press Release of DTE Energy Company dated November 3, 2005.

99.2	Slide Presentation of DTE Energy Company dated November 8, 2005.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in each of DTE Energy’s, The Detroit Edison Company’s (“Detroit Edison”) and Michigan Consolidated Gas Company’s (“MichCon”) 2004 Form 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy, Detroit Edison and MichCon that discuss important factors that could cause DTE Energy’s, Detroit Edison’s and MichCon’s actual results to differ materially. DTE Energy, Detroit Edison and MichCon expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: November 7, 2005

DTE ENERGY COMPANY
(Registrant)

/s/ Daniel G. Brudzynski
Daniel G. Brudzynski
Vice President and Controller

The DETROIT EDISON COMPANY
(Registrant)

/s/ Daniel G. Brudzynski
Daniel G. Brudzynski
Vice President and Controller

MICHIGAN CONSOLIDATED GAS COMPANY
(Registrant)

/s/ Daniel G. Brudzynski
Daniel G. Brudzynski
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of DTE Energy Company dated November 3, 2005.

99.2	Slide Presentation of DTE Energy Company dated November 8, 2005.